UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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TELA BIO, Inc.

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1 Great Valley Parkway, Suite 24
Malvern, PA 19355
2020 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 4, 2020
April 23, 2020
Dear Stockholder:
We are pleased to invite you to attend TELA Bio, Inc.’s 2020 Annual Meeting of Stockholders which will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2020. We have decided to hold the Annual Meeting virtually this year due to the public health impact of the Coronavirus, or COVID-19, outbreak and to support the health and well-being of our business partners, employees and stockholders. We believe that hosting the Annual Meeting virtually under the current environment will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders. The Annual Meeting can be accessed via the Internet at: www.issuerdirect.com/virtual-event/tela.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders and 2020 Annual Meeting Proxy Statement. Other than the proposals described in the Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Chief Financial Officer, Nora Brennan, at 484-320-2930.
Sincerely,
/s/ Doug Evans	/s/ Antony Koblish
Doug Evans	Antony Koblish
Chairman of the Board	Director, President and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 23, 2020.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholders:
You are invited to attend TELA’s 2020 Annual Meeting of Stockholders. At the Annual Meeting, stockholders will vote:
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to elect the two director nominees that are set forth in the attached Proxy Statement to serve as Class I directors, whose term will expire in 2023; and

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to ratify the selection of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2020 fiscal year; and

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to approve the adoption of our Amended and Restated 2019 Equity Incentive Plan.

Stockholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
MEETING INFORMATION
Date:	June 4, 2020
Time:	10:00 a.m.
Location:	Via the Internet www.issuerdirect.com/virtual-event/tela
Record Date:	You can vote if you were a stockholder of record on April 8, 2020.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors
/s/ Nora Brennan

Nora Brennan
Chief Financial Officer
April 23, 2020
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.   This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 23, 2020. This Proxy Statement and our 2019 Annual Report are available to holders of our common stock at www.envisionreports.com/TELA. If you would like to receive, without charge, a paper copy of our 2019 Annual Report, including the financial statements, please send your request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.

SUMMARY INFORMATION
To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2019 Annual Report in full.
2020 Annual Meeting of Stockholders
Time and Date	Record Date	Location
10:00 a.m., Eastern Time, on Thursday, June 4, 2020	April 8, 2020	Via the Internet www.issuerdirect.com/virtual-event/tela
Summary of Stockholder Voting Matters
Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2023 Lisa Colleran Doug Evans	Page 28	✓ FOR Each Nominee
Item 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2020	Page 28	✓ FOR
Item 3: Approval of the Adoption of our Amended and Restated 2019 Equity Incentive Plan (the “A&R 2019 Plan”)	Page 28	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Lisa Colleran and Doug Evans as Class I directors, each to serve for a three-year term expiring at our 2023 Annual Meeting of Stockholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Classes I and III each consist of two directors, and Class II consists of three directors.
The term of office of our Class I directors expires at the Annual Meeting. We are nominating Lisa Colleran and Doug Evans for re-election at our 2020 Annual Meeting of Stockholders, or Annual Meeting, to serve until the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Ms. Colleran and Mr. Evans. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
Name	Age	Director Since			Committee Memberships
			Occupation	Independent	AC	CC	NCGC
Doug Evans	56	—	Chief Executive Officer of Lungpacer Medical Inc.	Yes	M	M
Lisa Colleran	62	—	Chief Executive Officer at Vivex Biomedical, Inc.	Yes	M		M

AC = Audit Committee
CC = Compensation Committee
C = Chair
NCGC = Nominating and Corporate Governance Committee
M = Member

CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
Governance Item
Size of Board (set by the Board)	7
Number of Independent Directors	6
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS
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In November 2019, we closed our initial public offering, or IPO, in which we issued and sold 4,398,700 shares of our common stock at a public offering price of $13.00 per share, including 398,700 shares of our common stock sold pursuant to the underwriters’ option to purchase additional shares. We received net proceeds of $50.6 million after deducting underwriting discounts, commissions and other offering expenses.

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On January 29, 2020, we appointed Peter Murphy as our Chief Commercial Officer. Mr. Murphy is responsible for our continued strategic expansion of our commercial operations.

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On April 20, 2020, Lisa Colleran and Doug Evans were appointed as Class I directors of the Company to serve terms expiring at the 2020 Annual Meeting of Stockholders. In connection with the appointment of Ms. Colleran and Mr. Evans, Ron Ellis, Ashley Friedman and Matt Zuga resigned as directors of the Company.

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PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of TELA in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Thursday, June 4, 2020, at 10:00 a.m., Eastern Time, via the Internet at https://www.issuerdirect.com/virtual-event/tela.
This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 23, 2020. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.

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GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 23, 2020. This proxy statement and our 2019 Annual Report are available to holders of our common stock at www.envisionreports.com/TELA. If you would like to receive, without charge, a paper copy of our 2019 Annual Report, including the financial statements, please send your request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 8, 2020, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 11,407,366 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envisionreports.com/TELA	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-VOTE (8683)	You can vote at the meeting at www.issuerdirect.com/virtual- event/tela.
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
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Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 3, 2020.

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Sign a new proxy card and submit it by mail, which must be received no later than June 3, 2020. Only your latest dated proxy card will be counted.

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Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

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Virtually attend the Annual Meeting at www.issuerdirect.com/virtual-event/tela. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Deadline for Voting.   The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 3, 2020. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting.

“Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:
Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2023	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2020	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes
Item 3: Approval of the Adoption of our Amended and Restated 2019 Equity Incentive Plan (the “A&R 2019 Plan”)	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting either attending the meeting virtually or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the chairman of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Our Board has nominated Lisa Colleran and Doug Evans for re-election as Class I directors at our Annual Meeting to hold office until our 2023 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Lisa Colleran and Doug Evans, current Class I directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Second Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
General Criteria
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Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

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Experience at senior levels in public companies,

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Technology and financial expertise,

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Experience in leadership roles in commercial-stage companies in the med tech or healthcare fields.

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Personal integrity and ethical character, commitment and independence of thought and judgment;

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Capability to fairly and equally represent our stockholders;

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Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;

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Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and

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Lack of actual and potential conflicts of interest.

BOARD OF DIRECTORS
The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas:
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Matrix
In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Nominating and Corporate Governance Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.
In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.
DIRECTOR NOMINEES
CLASS I DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2023
Lisa Colleran
Age: 62 Director Since: N/A	Committee Memberships: Audit; Nominating and Corporate Governance	Other Public Directorships: Establishment Labs, Rockwell Medical
Lisa Colleran has been a member of our Board since April 2020. Ms. Colleran has been the principal of LNC Advisors, LLC, a strategic consulting firm that specializes in assisting biotech, pharmaceutical and medical device companies since February 2014. From October 2018 to September 2019, Ms. Colleran served as the Chief Executive Officer of Vivex Biomedical, Inc. and from January 2014 to October 2018, she served as Principal of Mica Partners, a strategic consulting firm. Prior to founding LNC Advisors, Ms. Colleran served as chief executive officer of LifeCell Corporation and a board member for Centaur Guerney L.P. (a holding company of LifeCell Corporation) from January 2012 to April 2013. Ms. Colleran also served as the global president of LifeCell Corporation from May 2008 to January 2012. Prior to assuming the role of global president, Ms. Colleran served as LifeCell’s vice president of marketing and business development from December 2002 until July 2004 and as senior vice president of commercial operations from July 2004 until May 2008. Prior to joining LifeCell, Ms. Colleran served as vice president and general manager of Renal Pharmaceuticals for Baxter Healthcare Corporation from 2000 to 2002 and served in various other sales and marketing positions at Baxter, from 1983 to 2000. Ms. Colleran currently serves on the board of directors for Establishment Labs, an innovative breast implant company, Ariste Medical, a medical device company and Rockwell Medical, a specialty pharmaceutical company focused on renal failure. Ms. Colleran holds an M.B.A. from Loyola University of Chicago and a B.S.N. degree from Molloy College.
Skills & Qualifications: Ms. Colleran’s public company experience, broad healthcare management, market development and commercialization experience and her knowledge of healthcare policy and regulation, patient care delivery, clinical research and medical technology assessment provide her with the qualifications and skills to serve on our Board.
Doug Evans
Age: 56 Director Since: N/A	Committee Memberships: Audit, Compensation	Other Public Directorships: None
Doug Evans has been a member of our Board since April 2020. Mr. Evans has served as the President and Chief Executive Officer of Lungpacer Medical Inc., a medical device company, since January 2014. Prior to joining Lungpacer, Mr. Evans served as the Chief Operating Officer and a member of the board of directors of Kensey Nash Corporation, a medical device company, from March 1995 to June 2013. Mr. Evans currently serves on the board of directors of Intact Vascular, a medical device company. Mr. Evans holds a Master of Science degree in Electrical Engineering and Photonics from the University of Pennsylvania, a M.B.A. from Pennsylvania State University Great Valley School of Graduate Professional Studies and a Bachelor’s of Science in Engineering Sciences from the Pennsylvania State University.
Skills & Qualifications: Mr. Evans’ extensive executive leadership experience, deep knowledge of the medical device field and his experience with the commercialization of medical products provide him with the qualifications and skills to serve on our Board.
CONTINUING DIRECTORS
CLASS II DIRECTORS — TERMS EXPIRING AT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
Kurt Azarbarzin
Age: 57 Director Since: 2018	Committee Memberships: Compensation	Other Public Directorships: None
Kurt Azarbarzin has been a member of our Board since November 2018. Mr. Azarbarzin has served as Chief Executive Officer and a member of the board of directors of Verb Surgical Inc., a robotic surgery company, since July 2019. Mr. Azarbarzin previously served as Chief Technology Officer for CONMED Corporation, a global, publicly-traded medical device company dedicated to helping customers improve patient outcomes, from 2016 to July 2019. Mr. Azarbarzin is the former Founder of SurgiQuest, Inc., a medical device company focused on advancing minimally invasive surgery, and served as its Chief Executive Officer from 2005 until June 2016. Mr. Azarbarzin is a member of the executive board at Center for Biomedical Innovation and Technology at Yale University. Mr. Azarbarzin previously held leadership roles in Research and Development at U.S. Surgical & Tyco Healthcare. He earned a Bachelor of Science from the University of Bridgeport and completed advanced graduate studies in mechanical design at Bridgeport Engineering Institute and manufacturing engineering at Bradley University.

Skills & Qualifications: Mr. Azarbarzin’s expertise in the medical device industry and experience as an executive officer in the medical device field provide him with the qualifications and skills to serve on our Board.
Antony Koblish
Age: 54 Director Since: 2012	Committee Memberships: None	Other Public Directorships: None
Antony Koblish is one of our co-founders and has served as our President and Chief Executive Officer and as a member of the Board since our founding in April 2012. Previously, Mr. Koblish was President and Chief Executive Officer of Orthovita, Inc., a publicly traded orthobiologics and biosurgery medical device company. Mr. Koblish co-founded and currently serves as Chairman of the Board of Onkos Surgical, a surgical oncology company, and is an operating partner with 1315 Capital, a private investment firm that provides expansion and growth capital to commercial-stage specialty pharmaceutical, medical technology, and health care services companies. Mr. Koblish also serves as the Chairman of the Board of Cerapedics, a private ortho-biologics company. As Chairman of the Board of Cerapedics and Onkos Surgical Mr. Koblish attends one board meeting per quarter, respectively, and as an operating partner for 1315 Capital Mr. Koblish attends one to two meetings per quarter. The remainder of Mr. Koblish’s time is dedicated to serving as our Chief Executive Officer. Mr. Koblish earned a Master of Science in Engineering degree in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania, and holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.
Skills & Qualifications: Mr. Koblish’s knowledge of our business, as well as his extensive leadership experience and successful record of commercial operation and product pipeline development provide him with the qualifications and skills to serve on our Board.
Adele Oliva
Age: 53 Director Since: 2012	Committee Memberships: Nominating and Corporate Governance (Chair)	Other Public Directorships: None
Adele Oliva has been a member of our Board since 2012. Ms. Oliva co-founded 1315 Capital, a firm focused on health care growth investing, in 2014. Since 2007, Ms. Oliva has served as a partner of Quaker Partners, a healthcare investment firm. Prior to joining Quaker Partners, she was Co-Head of US Healthcare at Apax Partners, a global private equity firm. Ms. Oliva serves as a member of the board of directors of Colorescience, Innovative Health, Sprout Pharmaceuticals, Greenbrook TMS Inc. and Onkos Surgical. She received a Bachelor of Science degree from St. Joseph’s University and a Masters of Business Administration from Cornell University, where she was awarded the Albert Fried fellowship.
Skills & Qualifications: Ms. Oliva’s extensive finance and health care experience, as well as her insight into commercial-stage specialty medical technology companies provide her with the qualifications and skills to serve on our Board.
CLASS III DIRECTORS — TERMS EXPIRING AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Vince Burgess
Age: 55 Director Since: 2014	Committee Memberships: Compensation (Chair)	Other Public Directorships: None
Vince Burgess has been a member of our Board since June 2014. Mr. Burgess has served as President, Chief Executive Officer and member of the board of directors of Acutus Medical, a medical device company, since October 2017 and he has served as a Venture Partner with OrbiMed Advisors, LLC, a healthcare investment firm, since September 2011. Prior to joining OrbiMed, Mr. Burgess was a member of the initial executive team at Volcano Corporation, where he served as President of Advanced Imaging Systems. He also led marketing and business development at Volcano from 2002 to 2010. He currently serves as a member of the board of directors of NeuroPace, Inc., Sonendo Inc. and Ornim Medical. He has previously served on the boards of Keystone Heart, Inc., Vessix Vasular, Cryterion Medical and CardiAQ, Inc. He earned his Bachelor of Science degree in Business Administration from the University of South Carolina and his Masters of Business Administration from the University of California, Los Angeles.
Skills & Qualifications: Mr. Burgess’ expertise in marketing and business development, as well as his operational and board experience in the surgical tool field provide him with the qualifications and skills to serve on our Board.
Federica O’Brien
Age: 62 Director Since: 2019	Committee Memberships: Audit (Chair)	Other Public Directorships: None
Federica O’Brien has been a member of our Board since November 2019. Ms. O’Brien has been the President of CFO’Brien Consulting, LLC since January of 2018 providing operational and financial consulting primarily for biotech companies. Previously she served as Chief Financial Officer of Complexa Inc., a biopharmaceutical company, from May 2015 to December 2017 and as Chief Financial Officer of Cerecor Inc., a biopharmaceutical company, from April 2013 to May 2015. Prior to that, Ms. O’Brien served as the Chief Financial Officer and Chief Operating Officer of Cervilenz Inc., a privately held medical device company, from June 2011 through April 2013, and as Director of Life Sciences for McGladrey LLP, an independent accounting firm, from February 2010 through May 2011. From July 2009 through February 2010, Ms. O’Brien provided financial and strategic consulting services. From April 2005 through July 2009, Ms. O’Brien served as the Chief Financial Officer of Cardiokine Inc., a privately held biotechnology company. Prior to 2005, Ms. O’Brien was Controller at Barrier Therapeutics during and subsequent to the biotechnology company’s initial public offering and was Chief Financial Officer at Infonautics, Inc., then a publicly held technology company. She began her career at public accounting firms including most recently as an Audit Manager for Coopers & Lybrand. Ms. O’Brien received her B.A. in Accounting from Rutgers University and is a Certified Public Accountant in the State of New Jersey.
Skills & Qualifications: Ms. O’Brien’s financial, accounting management and audit expertise provide her with the qualifications and skills to serve on our Board.

CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Fourth Amended and Restated Certificate of Incorporation, or Certificate, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.telabio.com under “Investors — Corporate Governance — Governance Documents.”
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Mr. Koblish, each of our directors, including each former director who served as a member of the Board during the last fiscal year, are “independent directors”, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer, or CEO, and Chairman of the Board. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairman of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Currently, our leadership structure separates the offices of CEO and Chairman of the Board with Mr. Koblish serving as our CEO and Mr. Evans serving as Chairman of the Board. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
One of the key functions of our Board is to oversee our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Boards as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. For example:
•
The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•
The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

•
The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.
CODE OF CONDUCT
We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at www.telabio.com.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by our Board when appropriate.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
Director	Independence	Board	AC	CC	NCGC
Kurt Azarbarzin	Yes	M		M
Vince Burgess	Yes	M		C
Lisa Colleran	Yes	M	M		M
Doug Evans	Yes	C	M	M
Antony Koblish	No	M
Federica O’Brien	Yes	M	C
Adele Oliva	Yes	M			C

AC = Audit Committee
CC = Compensation Committee
C = Chair
NCGC = Nominating and Corporate Governance Committee
M = Member
During 2019, our Board held 21 meetings, our Compensation Committee held one meeting, our Audit Committee held four meetings and our Nominating and Corporate Governance Committee did not hold any meetings. Each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served in 2019.
Audit Committee
The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.
Among other things, the Audit Committee’s responsibilities include:
•
selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
considering the adequacy of our internal controls and internal audit function;

•
monitoring compliance with the code of business and conduct and ethics for financial management;

•
reviewing material related party transactions or those that require disclosure; and

•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our Audit Committee are Ms. O’Brien (chair), Mr. Evans and Ms. Colleran. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Mses. Colleran and O’Brien and Mr. Evans also qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying and recommending candidates for membership on our Board;

•
reviewing and recommending out corporate governance guidelines and policies;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of evaluating the performance of our Board; and

•
assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”
The members of our Nominating and Corporate Governance Committee are Ms. Oliva (chair) and Ms. Colleran. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.
Compensation Committee
The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•
reviewing our overall compensation philosophy.

Our Compensation Committee has delegated authority to our CEO to grant options or other stock awards to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.
Radford, a subsidiary of Aon Hewitt Limited, or Radford, is our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.

The members of our Compensation Committee are Mr. Burgess (Chair), Mr. Evans and Mr. Azarbarzin. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, or the Exchange Act.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2019 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.telabio.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
How to Communicate with our Directors	By mail: Secretary, TELA Bio, Inc. 1 Great Valley Parkway, Suite 24 Malvern, PA 19355

DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
In connection with our IPO, the Board adopted a non-employee director compensation policy, the material terms of which are summarized in the table below:
Compensation Elements — Non-Employee Director Compensation Program
Cash Retainers
Annual Cash Retainer	$40,000
Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$10,000
Annual Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$35,000
Equity Awards
Annual Equity Award	On the date of any annual meeting of stockholders, a stock option to purchase a number of shares of our common stock (at a per-share exercise price equal to the closing price per share of our common stock on the date of grant) with a grant date fair value of $80,000. Each such stock option will be eligible to vest on the earlier of (a) the first anniversary of the date of grant, (b) the next annual meeting of stockholders, and (c) the occurrence of a Change in Control (as defined in our 2019 Equity Incentive Plan, or 2019 Plan), subject to the non-employee director’s continued service through the applicable vesting date.
The foregoing cash retainers are paid quarterly in arrears and the Board may, in its discretion, permit a non-employee director to elect to receive any portion of his or her cash retainers in the form of fully-vested shares of our common stock in lieu of cash. All equity awards granted under our non-employee director compensation policy will be granted under, and subject to the terms of, the 2019 Plan. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Mr. Koblish, receives no separate compensation for his service in such capacity. None of our non-employee directors, other than Messrs. Azarbarzin and Burgess, received fees for their service as non-employee directors prior to our IPO.

IPO GRANTS TO NON-EMPLOYEE DIRECTORS UNDER THE 2019 PLAN
In connection with our IPO, we granted (i) to each of our non-employee directors (other than Ms. O’Brien), an award of a stock option under the 2019 Plan to purchase 5,331 shares of our common stock, and (ii) to Ms. O’Brien, an award of a stock option under the 2019 Plan to purchase 8,000 shares of our common stock, in each case, at a per-share exercise price equal to the initial public offering price of our common stock. Each such stock option is eligible to vest in 36 equal monthly installments on each monthly anniversary of the grant date, subject to the non-employee director’s continued service through the applicable vesting date.
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2019 regarding the compensation of our non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Kurt Azarbarzin	41,825	36,895	78,720
Vince Burgess	29,897	36,895	66,792
Ronald Ellis(3)	7,150	36,895	44,045
Ashley Friedman(3)	7,150	36,895	44,045
Federica O’Brien	7,800	55,366	63,166
Adele Oliva	6,500	36,895	43,395
Matt Zuga(3)	6,175	36,895	43,070

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2019 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

(2)
As of December 31, 2019, Messrs. Azarbarzin, Burgess, Ellis, Friedman and Zuga and Mses. O’Brien and Oliva held options to purchase 26,797, 24,253, 5,331, 5,331, 5,331, 8,000 and 5,331 shares of our common stock, respectively.

(3)
Messrs. Ellis, Friedman and Zuga resigned from our Board on April 20, 2020.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by KPMG in 2019.
Service	2019
Audit Fees	$1,321,635
Audit-Related Fees	—
Tax Fees	$106,700
All Other Fees	—
Total	$1,428,335
“Audit fees” represented the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-1 and Form S-8.
“Tax fees” consisted of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2019. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.
Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2019, KPMG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2019 Annual Report with management and KPMG. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable auditing standards as periodically amended In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG its independence.
The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2019 Annual Report.
Audit Committee
Federica O’Brien (Chair)
Lisa Colleran
Doug Evans

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
Name	Position	Age
Antony Koblish	President, Chief Executive Officer	54
Nora Brennan	Chief Financial Officer	51
Maarten Persenaire, MD	Chief Medical Officer	63
E. Skott Greenhalgh, PhD	Chief Technology Officer	52
Antony Koblish — For biographical information for Antony Koblish, see “Board of Directors — Continuing Directors.”
Nora Brennan has served as our Chief Financial Officer since January 2019. Previously, Ms. Brennan performed consulting services from April 2018 until January 2019 and served as Chief Financial Officer at Xeris Pharmaceuticals, Inc., a specialty pharmaceutical company, from June 2017 until April 2018. From 2006 to June 2017, she was employed at Integra Lifesciences Corporation, a global medical device company, where she held various senior leadership roles, including Senior Vice President, Investor Relations and Corporate Treasurer. Prior to joining Integra, Ms. Brennan worked at Citigroup and JP Morgan in various finance and investment banking roles. Ms. Brennan holds a Master of Business Administration degree from the University of Chicago Booth School of Business and a Bachelor of Arts from the University of Illinois.
Maarten Persenaire, MD is one of our co-founders and has served as our Chief Medical Officer since December 2012. From 1999 to 2011, Dr. Persenaire was Chief Medical Officer at Orthovita, Inc. Dr. Persenaire received his Doctor of Medicine degree at Groningen University in The Netherlands.
E. Skott Greenhalgh, PhD has served as our Chief Technology Officer since December 2016, and as our Vice President of Research and Development from January 2013 through November 2016. Previously, Dr. Greenhalgh served as Chief Technology Officer at Stout Medical Group LP and US Biodesign Inc. Dr. Greenhalgh received his Doctor of Philosophy degree in Fiber and Polymer Science and his Master’s degree in Textile Engineering from North Carolina State University, and his Bachelor of Science degree in Mechanical Engineering is from Drexel University.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers. In 2019, our named executive officers were Antony Koblish, our President and Chief Executive Officer, Maarten Persenaire, our Chief Medical Officer, and E. Skott Greenhalgh, our Chief Technology Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers during the fiscal year ended December 31, 2019:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Antony Koblish President and Chief Executive Officer	2019	402,548	—	1,840,063	156,994	—	2,399,605
	2018	375,000	—	29,840	164,063	—	568,903
Maarten Persenaire Chief Medical Officer	2019	293,833	—	499,243	114,595	—	907,671
	2018	280,000	—	7,510	122,500	—	410,010
E. Skott Greenhalgh Chief Technology Officer	2019	289,737	—	442,183	112,997	—	844,917
	2018	275,000	—	7,638	120,312	—	402,950

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2019 or 2018, as applicable, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

(2)
Amounts for Mr. Koblish and Drs. Persenaire and Greenhalgh represent 2019 earned annual bonuses paid in March 2020 under our corporate bonus program of $156,994, $114,595 and $112,997, respectively.

Elements of Compensation
The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.
Base Salary
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Effective upon the completion of our IPO, the base salary for Mr. Koblish and Drs. Persenaire and Greenhalgh was increased from $375,000, $280,000 and $280,000 to $525,000, $380,000 and $350,000, respectively.
Annual Cash Bonus Opportunities
Each of our named executive officers’ performance-based cash bonus opportunity is expressed as a percentage of base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. Our Compensation Committee annually sets each executive’s target bonus for the year.
The 2019 annual bonus for Mr. Koblish and Drs. Persenaire and Greenhalgh were targeted at 50% of their respective base salaries. For 2019, all named executive officers were eligible to earn their annual bonuses pursuant to the achievement of corporate and/or individual performance goals. These goals primarily included achievement of revenue and sales targets, furthering access with integrated delivery networks and group purchasing organizations, controlling costs and launching new product lines. Following a review of the corporate goals attained in 2019, our Compensation Committee approved, and, in the case of Mr. Koblish, our Compensation Committee recommended and our Board approved, 2019 annual bonus payments to each of Mr. Koblish and Drs. Persenaire and Greenhalgh in an amount equal to 78% of their respective target bonus amounts, totaling $156,994, $114,595 and $112,997, respectively. Such amounts represented approximately 50% of Mr. Koblish’s annual base salary for the year ended December 31, 2019 and 39% of each of Drs. Persenaire’s and Greenhalgh’s annual base salary for the year ended December 31, 2019.
Long Term Equity Incentives
Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our named executive officers. Our Board or Compensation Committee approves equity grants.
Stock option awards to our named executive officers generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the named executive officer’s continuous service through the relevant vesting dates; provided, however, that stock options granted prior to November 7, 2019 will be eligible to vest in full upon a change in control if the named executive officer remains in service through the date of that transaction.
Offering Grants
On November 7, 2019, in connection with the closing of our IPO, we granted to each of our named executive officers a stock option under the 2019 Plan at a per-share exercise price equal to the initial public offering price of our common stock. The following table shows the numbers of shares of our common stock underlying each stock option granted to the named executive officers. Each stock option vests 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the named executive officer’s continuous service through the relevant vesting dates.
Name	Number of Stock Options
Antony Koblish	261,239
Maarten Persenaire	70,879
E. Skott Greenhalgh	62,778
Other Benefits
We currently provide broad-based welfare benefits that are available to all of our employees, including our named executive officers, including health, dental, life, vision and disability insurance.
In addition, we maintain, and the named executive officers participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantage basis and under which we are permitted to make discretionary employer contributions. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, or the Code. Effective January 1, 2020, we make a 401(k) employer plan matching contribution of 50% of an employee’s elective deferral up to 6% of the employee’s compensation with a cap of $3,000 per year.
In addition, our eligible employees or those of our designated subsidiaries (including our named executive officers), may participate in the our 2019 Employee Stock Purchase Plan, or 2019 ESPP. The 2019 ESPP provides eligible employees with the opportunity to acquire our common stock through periodic payroll deductions, at a discounted price. The 2019 ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Code.
We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2019:
	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Antony Koblish	7/23/2015	108,545	—	5.93	7/23/2025
	2/28/2018	18,655	22,041	5.93	2/28/2028
	11/7/2019	—	261,239	13.00	11/7/2029
Maarten Persenaire	7/23/2015	10,592	—	5.93	7/23/2025
	2/28/2018	4,701	5,540	5.93	2/28/2028
	11/7/2019	—	70,879	13.00	11/7/2029
E. Skott Greenhalgh	3/20/2013	3,797	—	4.45	3/20/2023
	5/1/2013	1,265	—	4.45	5/1/2023
	12/11/2013	5,872	—	4.45	12/11/2023
	7/23/2015	20,879	—	5.93	7/23/2025
	2/28/2018	4,775	5,642	5.93	2/28/2028
	11/7/2019	—	62,778	13.00	11/7/2029

(1)
Each stock option award has the same vesting schedule, which provides for 25% of the award to vest on the first anniversary of the grant date and the remaining 75% of the award to vest in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the recipient’s continuous service with us through the relevant vesting dates. In addition, the vesting of each stock option granted prior to November 7, 2019 is subject to full acceleration in the event of a change of control, subject to the recipient’s continuous service with us through the date of such transaction.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our named executive officers.
Mr. Koblish
In connection with the closing of the IPO, we entered into an amended and restated employment agreement, or the Koblish Employment Agreement, with Mr. Koblish, dated November 7, 2019.
The Koblish Employment Agreement provides for a base salary of $525,000, an annual bonus opportunity equal to 65% of his base salary at target, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
If Mr. Koblish’s employment is terminated by us without “cause,” as defined below, or by Mr. Koblish for “good reason,” as defined below, and such determination does not occur on or within the 12-month period following a “change of control,” as defined below, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
Any accrued and unpaid annual bonus for the year preceding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
12 months of base salary continuation; and

•
12 months continued provision of health, dental, and vision insurance.

If Mr. Koblish’s employment is terminated by us without “cause” or for “good reason” on or within the 12-month period following a change of control, Mr. Koblish will be eligible to receive the following payments and benefits, subject to Mr. Koblish’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations:
•
Any accrued and unpaid annual bonus for the year proceeding the year in which the termination occurred, payable when such annual bonus would have otherwise been paid;

•
18 months of base salary continuation;

•
18 months continued provision of health, dental, and vision insurance;

•
Payment of an amount equal to 150% of his then current target bonus, payable in installments over the 18-month period following his termination of employment;

•
Payment of a pro-rated portion of the annual bonus that Mr. Koblish would have earned for the year of termination (based on actual performance) had he remained employed, payable at the same time annual bonuses are paid generally to other executives of the Company for the relevant year; and

•
Acceleration in full of the vesting and exercisability of 100% of his outstanding equity awards; provided that for any awards that vest in whole or in part based on the attainment of performance-vesting conditions, only the service-vesting conditions (if any) of such award shall be deemed satisfied, while the performance-vesting conditions of such award shall remain eligible to be achieved based upon actual performance over the remainder of the applicable performance period.

Dr. Persenaire
In connection with the closing of the IPO, we entered into an amended and restated employment agreement, or the Persenaire Employment Agreement, with Dr. Persenaire, dated November 7, 2019.
The Persenaire Employment Agreement provides for a base salary of $380,000, an annual bonus opportunity equal to 50% of his base salary at target, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
If Dr. Persenaire’s employment is terminated by us without “cause,” as defined below, or by Dr. Persenaire for “good reason,” as defined below, and such termination does not occur on or within the 12-month period following a “change of control,” as defined below, Dr. Persenaire will be eligible to receive, subject to Dr. Persenaire’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations, severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for salary and health, dental and vision insurance would be nine months rather than 12 months.
If Dr. Persenaire’s employment is terminated by us without “cause” or for “good reason” on or within the 12-month period following a change of control, Dr. Persenaire will be entitled to severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for the continuation period for salary and health, dental and vision insurance would be 12 months rather than 18 months and Dr. Persenaire would be entitled to a payment of an amount equal to 100% of his then current bonus target, rather than 150%, payable in installments over the 12-month period following his termination of employment.

Dr. Greenhalgh
In connection with the closing of the IPO, we entered into an amended and restated employment agreement, or the Greenhalgh Employment Agreement, with Dr. Greenhalgh, dated November 7, 2019.
The Greenhalgh Employment Agreement provides for a base salary of $350,000, an annual bonus opportunity equal to 50% of his base salary at target, and eligibility to participate in the employee benefit plans, policies or arrangements maintained by us for our senior executive employees generally.
If Dr. Greenhalgh’s employment is terminated by us without “cause,” as defined below, or by Dr. Greenhalgh for “good reason,” as defined below, and such termination does not occur on or within the 12-month period following a “change of control,” as defined below, Dr. Greenhalgh will be eligible to receive, subject to Dr. Greenhalgh’s execution and nonrevocation of a general release of claims and continued compliance with his restrictive covenant obligations, severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for salary and health, dental and vision insurance would be nine months rather than 12 months.
If Dr. Greenhalgh’s employment is terminated by us without “cause” or for “good reason” on or within the 12-month period following a change of control, Dr. Greenhalgh will be entitled to severance benefits that are substantially similar to the severance benefits provided to Mr. Koblish under such circumstances, with the exception that the continuation period for the continuation period for salary and health, dental and vision insurance would be 12 months rather than 18 months and Dr. Greenhalgh would be entitled to a payment of an amount equal to 100% of his then current bonus target, rather than 150%, payable in installments over the 12-month period following his termination of employment.
For purposes of each of the employment agreements:
•
“cause” means (i) indictment, commission of, or the entry of a plea of guilty or no contest to, (A) a felony or (B) any crime (other than a felony) that causes us or our affiliates public disgrace or disrepute, or adversely affects our or our affiliates’ operations or financial performance or the relationship we have with our affiliates, customers and suppliers, (ii) commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to us or any of our affiliates, (iii) a breach of the executive’s fiduciary duty of loyalty to us or any of our affiliates, (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription), (v) material breach of any agreement with us or any of our affiliates, including the employment agreement, (vi) a material breach of any of our policies regarding employment practices, or (vii) refusal to perform the lawful directives of our Board, if not cured within 30 days following receipt by the executive from us of written notice thereof.

•
“good reason” means one or more of the following: (i) a material reduction in title, duties, authority or responsibilities, (ii) a material breach by us of the employment agreement, (iii) a material reduction in aggregate compensation, or, except with respect to Dr. Greenhalgh, (iv) any requirement following a change in control that the executive be based 50 miles or more from the facility where the executive is based prior to the change of control.

•
“change of control” means: (i) any sale, of all or substantially all of our assets; or (ii) our acquisition by another entity by means of any transaction (including a series of related transactions, but excluding our sale of securities for the purpose of raising additional capital) whereby our stockholders of record immediately prior to such transaction hold, immediately after such transactions, less than 50% of the voting power of the surviving or acquiring entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2018, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
2019 Series B Preferred Stock Offerings
In June and July 2019, we issued an aggregate of 11,587,439 shares of our Series B Preferred Stock in two closings at a price per share of $1.16. The first closing occurred on June 28, 2019, at which time we issued 10,123,480 shares of our Series B Preferred Stock for gross cash proceeds of $11.7 million. The second closing occurred on July 31, 2019, at which time we issued an additional 1,463,959 shares of our Series B Preferred Stock for gross cash proceeds of approximately $1.7 million.
In August 2019, we issued an aggregate of 509,483 shares of our Series B Preferred Stock at a price per share of $1.16. The closing occurred on August 30, 2019, for gross cash proceeds of approximately $0.6 million.
The table below sets forth the number of shares of Series B Preferred Stock purchased by our executive officers, directors, holders of more than 5% of our capital stock and their affiliated entities or immediate family members in such 2019 Series B Preferred Stock offerings. Each share of Series B Preferred Stock in the table below automatically converted into 363,994 shares of our common stock immediately prior to the completion of the IPO.
NAME	Series B Preferred Stock (#)	Aggregate Cash Purchase Price for Series B Preferred Stock ($)
OrbiMed Private Investments IV, LP(1)	3,588,383	$4,162,523.70
Quaker Bioventures II, L.P.(2)	2,191,660	$2,542,325.23
Entities associated with HighCape Partners QP, L.P.(3)	592,774	$687,617.92
Entities associated with Signet Healthcare Partners QP(4)	849,855	$985,831.94
Pacira BioSciences, Inc.(5)	1,398,018	$1,621,701.22
Nora Brennan(6)	86,200	$99,992.00
Antony Koblish(7)	88,700	$102,196.00
Maarten Persenaire, M.D.(8)	86,207	$100,000.12
Paul Touhey(9)	105,369	$122,228.04

(1)
Vince Burgess, a member of our Board, was designated to our Board by OrbiMed Private Investments IV, LP

(2)
Adele Oliva, a member of our Board, was designed to our Board by Quaker Bioventures II, L.P.

(3)
Matt Zuga, a former member of our Board, was designated to our Board by HighCape Partners QP, L.P. and resigned from our Board on April 20, 2020.

(4)
Ashley Friedman, a former member of our Board, was designated to our Board by Signet Healthcare Partners QP Partnership III LP and Signet Healthcare Partners Accredited Partnership III, LP. and resigned from our Board on April 20, 2020.

(5)
Ronald Ellis, a former member of our Board, was designated to our Board by Pacira BioSciences, Inc. and resigned on April 20, 2020.

(6)
Nora Brennan is our Chief Financial Officer.

(7)
Antony Koblish is our President and Chief Executive Officer and a member of our Board.

(8)
Maarten Persenaire, MD is our Chief Medical Officer.

(9)
Paul Touhey resigned from our Board in November 2018.

Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement with certain holders of our common stock, which includes certain of our directors (or, in some cases, entities affiliated with our directors). The Investors’ Rights Agreement grants certain rights to the holders, including demand and piggyback registration rights and, if we are eligible, Form S-3 registration rights, with respect to the registrable securities held by them.
Other Transactions
We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our named executives, see the section titled “Executive and Director Compensation — Executive Officer Employment Agreements.”
We have also granted stock options to our executive officers and directors. For a description of these stock options, see the section titled “Executive and Director Compensation.”
Indemnification Agreements
We have entered or intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written related party transaction policy that governs the review and approval of related party transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of this policy and as such, these transaction were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 8, 2020 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 11,407,366 shares of our common stock outstanding as of April 8, 2020. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of April 8, 2020 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Stockholders
Quaker BioVentures II, L.P.(1)	1,769,196	15.5%
RTW Investments, LP(2)	1,139,358	10.0%
EW Healthcare Partners 2-UGP, LLC(3)	769,231	6.7%
Orbimed Private Investments IV, LP(4)	3,058,267	26.8%
Signet Healthcare Partners Accredited Partnership III, LP(5)	618,609	5.4%
Pacira BioSciences, Inc.(6)	774,056	6.8%
Named Executive Officers and Directors
Antony Koblish(7)	285,961	2.5%
Maarten Persenaire, MD(8)	95,770	*
E. Skott Greenhalgh, PhD(9)	48,263	*
Kurt Azarbarzin(10)	8,943	*
Federica O’Brien(11)	1,333	*
Adele Oliva(12)	1,770,084	15.5%
Vince Burgess(13)	18,494	*
Lisa Colleran	—	*
Doug Evans	—	*
All executive officers and directors as a group (10 persons)	2,244,735	19.7%

*
Less than 1%

(1)
Consists of (i) 1,751,100 shares of common stock and (ii) 18,096 shares of common stock issuable upon exercise of warrants to purchase common stock held by Quaker BioVentures, II, L.P. Quaker BioVentures Capital II, L.P. serves as the partner of Quaker BioVentures, II, L.P. Quaker BioVentures Capital II, LLC serves as the general partner of Quaker BioVentures Capital II, L.P and Quaker BioVentures Capital II, LLC may be deemed to have beneficial ownership of the shares held by Quaker BioVentures II, L.P. Quaker Bioventures Capital II, LLC exercises this investment and voting power through a management committee comprised of Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert. Each of Quaker Bioventures II, LLC, Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert disclaims beneficial ownership of the shares held by Quaker

BioVentures , II, L.P., except to the extent of its or his pecuniary interest therein. The address for Quaker BioVentures II, L.P. is 150 Monument Road, Suite 207, Bala Cynwyd, PA 19004.
(2)
Consists of 1,139,358 shares of common stock held by RTW Master Fund, Ltd. and one or more private funds (together with RTW Master Fund, Ltd., collectively, the “Funds”). The Funds are managed by RTW Investments, LP (the “Adviser”). The Advisor, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of the shares held by the Funds. Roderick Wong is the Managing Partner of the Advisor and may be deemed to beneficially own the shares held by the Funds. The address of RTW Investments, LP is 412 West 15th Street, Floor 9 New York, New York 10011.

(3)
Consists of 769,231 shares of common stock held by EW Healthcare Partners 2, L.P. (“EWHP”) and EW Healthcare Partners 2-A, L.P. (“EWHPA” and, together with EWHP, the “Funds”). The Funds are managed by EW Healthcare Partners 2 GP, L.P. (“EWHP2 GP”) and EW Healthcare Partners 2-UGP, LLC (“EWHP2 General Partner” and, together with EWHP2 GP, the “Managers”) and as a result may be deemed to have beneficial ownership over the shares held by the Funds. The Managers exercise investment and voting power through a management committee comprised of Martin P. Sutter, R. Scott Barry, Ronald Eastman and Petri Vainio. The business address for the Funds and the Managers is 21 Waterway, Suite 225, The Woodland, Texas 77380.

(4)
Consists of (i) 3,027,542 shares of common stock and (ii) 30,725 shares of common stock issuable upon exercise of warrants to purchase common stock held by held by OrbiMed Private Investments IV, LP (“OPI IV”). OrbiMed Capital GP IV LLC (“GP IV”) is the general partner of OPI IV. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP IV. By virtue of such relationships, GP IV and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI IV. Both GP IV and OrbiMed Advisors may be deemed to directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OPI IV. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein. Each of GP IV, OrbiMed Advisors, Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein disclaims beneficial ownership of the shares held by OPI IV, except to the extent of its or his pecuniary interest therein if any. The business address for OPI IV is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)
Consists of (i) 106,052 shares of common stock held by Signet Healthcare Partners Accredited Partnership III, LP; (ii) 505,281 shares of common stock held by Signet Healthcare Partners QP Partnership III, LP; (iii) 1,262 shares of common stock issuable upon exercise of warrants to purchase common stock held by Signet Healthcare Partners Accredited Partnership III, LP; and (iv) 6,014 shares of common stock issuable upon exercise of warrants to purchase common stock held by Signet Healthcare Partners QP Partnership III, LP. Signet Healthcare GP III, LP is the general partner of Signet Healthcare Partners QP Partnership III LP and Signet Healthcare Partners Accredited Partnership III, LP, and as a result may be deemed to have beneficial ownership of such shares. James C. Gale exercises voting and dispositive power over the shares held by Signet Healthcare Partners Accredited Partnership II, LP and Signet Healthcare Partners QP Partnership II, LP. Each of Signet Healthcare GP III, LP and Mr. Gale disclaims beneficial ownership of the shares held by each of Signet Healthcare Partners Accredited Partnership II, LP and Signet Healthcare Partners QP Partnership II, LP, except to the extent of it or his pecuniary interest therein. The address for Signet Healthcare Partners Accredited Partnership III, LP is 152 West 57th Street, 19th Floor, New York, NY 10019.

(6)
Voting and investment decisions with respect to these shares are made by Ronald Ellis. The address for Pacira BioSciences, Inc. is 5 Sylvan Way, Suite 300, Parsippany, NJ 07054.

(7)
Consists of (i) 154,085 shares of common stock; (ii) 436 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 131,440 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

(8)
Consists of (i) 78,887 shares of common stock; (ii) 523 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 16,360 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

(9)
Consists of (i) 10,510 shares of common stock; (ii) 80 shares of common stock issuable upon exercise of warrants to purchase common stock; and (iii) 37,673 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

(10)
Consists of 8,943 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

(11)
Consists of 1,333 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

(12)
Consists of (i) 1,751,100 shares of common stock; (ii) 18,096 shares of common stock issuable upon exercise of warrants to purchase common stock held by Quaker BioVentures, II, L.P.; and (iii) 888 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020. Quaker BioVentures Capital II, L.P. serves as the partner of Quaker BioVentures, II, L.P. Quaker BioVentures Capital II, LLC serves as the general partner of Quaker BioVentures Capital II, L.P and Quaker BioVentures Capital II, LLC may be deemed to have beneficial ownership of the shares held by Quaker BioVentures II, L.P. Quaker Bioventures Capital II, LLC exercises this investment and voting power through a management committee comprised of Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert. Each of Quaker Bioventures II, LLC, Adele C. Oliva, Richard S. Kollender, P. Sherrill Neff, and Ira M. Lubert disclaims beneficial ownership of the shares held by Quaker BioVentures , II, L.P., except to the extent of its or his pecuniary interest therein. The address for Quaker BioVentures II, L.P. is 150 Monument Road, Suite 207, Bala Cynwyd, PA 19004.

(13)
Consists of 18,494 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 8, 2020.

ITEMS TO BE VOTED ON
ITEM 1:
ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2023

At the Annual Meeting, our stockholders will vote on the election of two Class I director nominees named in this Proxy Statement as directors, each to serve until our 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Lisa Colleran and Doug Evans for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
ITEM 2:
RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2020 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2013.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2020 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
ITEM 3:
APPROVAL OF OUR AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

Overview
On April 20, 2020, our Board approved the TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan (the “A&R 2019 Plan”), subject to stockholder approval, and directed that the A&R 2019 Plan be submitted to our stockholders for their approval. The A&R 2019 Plan, if approved by stockholders, will amend and restate the current TELA Bio., Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The only substantive differences between the A&R 2019 Plan and the 2019 Plan are (i) an increase in the number of shares of Company common stock authorized for issuance, and (ii) the extension of the plan’s termination date from November 7, 2029 to the April 20, 2030 (the tenth anniversary of our Board’s approval of the A&R 2019 Plan).
The original terms of the 2019 Plan provided that, subject to certain adjustments, the maximum number of shares of Company common stock issuable under the plan was equal to the sum of: (i) 1,215,067 shares of our common stock and (ii) subject to prior approval by our Board in each instance, an annual increase on or about December 1, 2020 and each anniversary of such date thereafter and prior to the termination of the plan, equal to the least of (A) 432,442 shares, (B) 4% of the shares of Company common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (C) such smaller number of shares of our common stock as determined by our Board.
If the A&R 2019 Plan is approved by stockholders, the number “1,215,067” in clause (i) in the preceding paragraph will be replaced with “2,300,000,” thus representing an increase by 555,343 of the shares of Company common stock available for issuance under the plan. In addition, the amendment and restatement extends the term of the plan from November 7, 2029 until April 20, 2030, which will result in one additional occurrence of the plan’s evergreen reload feature.
If this proposal is not approved by our stockholders, the A&R 2019 Plan will not become effective and the 2019 Plan will remain in effect in accordance with its present terms.
Need for Additional Shares
We believe our future success depends in part on our ability to attract, motivate, and retain high-quality officers, employees, consultants, advisors, and directors, and that the ability to provide additional equity-based awards under the A&R 2019 Plan is critical to achieving this success. If the A&R 2019 Plan is not approved, it may jeopardize the Compensation Committee’s ability to achieve these objectives. The use of equity as part of our compensation program is also important to our continued success, because equity compensation aligns the interests of our officers, employees, directors and other grantees with the interests of our stockholders and promotes a focus on long-term value creation. Recent market volatility may lead to our use of more shares of our common stock to provide equity awards of sufficient value. In addition, without sufficient equity awards available to effectively attract, motivate and retain employees, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for operations and other purposes.
Summary of Material Features of the A&R 2019 Plan
The following is a summary of the material features of the A&R 2019 Plan, which is qualified in its entirety by reference to the actual text of the A&R 2019 Plan (attached hereto as Appendix A).
Administration
The A&R 2019 Plan authorizes our Board to appoint a committee to administer and interpret the A&R 2019 Plan; however, in its sole discretion, our Board may at any time and from time to time exercise any and all rights and duties of the committee except with respect to matters which under applicable law are required to be determined in the sole discretion of the committee. Our Board directors has designated our Compensation Committee to administer and interpret the plan. Except when limited by the terms of the A&R 2019 Plan, our Compensation Committee has the authority to, among other things: select the individuals to whom awards are granted; determine the type of award to be granted; determine the number of shares, if any, to be covered by each award; establish the other terms and conditions of each award; approve forms of agreements for use under the A&R 2019 Plan; and modify or amend each award. To the extent permitted by applicable law, our Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder.
Eligibility
A&R 2019 Plan participants are selected by our Compensation Committee, in their discretion, from among our employees, directors, consultants, and other service providers, or those of our affiliates; provided, however, that only employees of ours, or any parent or subsidiary of ours, are eligible to receive incentive stock options (ISOs). As of April 8, 2020, we and our affiliates had 100 employees, seven directors, 15 consultants and no other service providers.

Shares of Our Common Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the A&R 2019 Plan in connection with awards, or A&R 2019 Plan Limit, is equal to the sum of: (i) 2,300,000 shares of our common stock and (ii) subject to prior approval by our Board in each instance, an annual increase on or about December 1, 2020 and each anniversary of such date thereafter prior to the termination of the A&R 2019 Plan, equal to the least of (A) 432,442 shares of our common stock, (B) 4% of the shares of our common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (C) such smaller number of shares of our common stock as determined by our Board, all of which may be issued in respect of ISOs.
Any shares of common stock issued under the A&R 2019 Plan may consist, in whole or in part, of authorized and unissued shares of our common stock or treasury shares. Any shares of our common stock issued by us through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the A&R 2019 Plan Limit.
In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our shares of common stock, our Compensation Committee shall make appropriate adjustments or substitutions in the number and kind of shares that may be issued under the A&R 2019 Plan, the number and kind of shares subject to outstanding awards, the exercise price, or base price applicable to outstanding awards, and/or any other affected terms and conditions of the A&R 2019 Plan or outstanding awards, in each case as it determines appropriate and equitable.
Shares of our common stock subject to awards that expire, terminate, or are cancelled or forfeited for any reason (including, for avoidance of doubt, awards issued under the 2019 Plan before its amendment and restatement), as well as shares of our common stock withheld in settlement of a tax withholding obligation associated with an award or in satisfaction of the exercise price payable upon exercise of a stock option (again, for avoidance of doubt, including awards issued under the 2019 Plan), will again be available for grant under the A&R 2019 Plan.
Non-employee directors (in their capacity as such) may not be granted awards under the A&R 2019 Plan with an aggregate grant date fair value in excess of $600,000 in any single calendar year.
Types of Awards
The 2019 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights (SARs), (iii) restricted stock, (iv) restricted stock units (RSUs), and (v) cash or other stock based awards.
Stock Options
An option entitles the holder to purchase from us a stated number of shares of our common stock. An ISO may only be granted to an employee of ours or our eligible affiliates. Our Compensation Committee will specify the number of shares of our common stock subject to each option, the vesting conditions, and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of our common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. Our Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares of our common stock based on the fair market value of such shares on the date the option is exercised or through means of “net settlement”, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. Our Compensation Committee may provide in the terms of the applicable award agreement that the participant may exercise the unvested portion of an option in whole or in part in exchange for restricted stock subject to the same vesting terms as the portion of the option so exercised and such additional terms and conditions as determined by our Compensation Committee. The maximum term of an option shall be determined by our Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of our common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights
A stock appreciation right represents the right to receive, upon exercise, any appreciation in a specified number of shares of our common stock over a particular time period. Our Compensation Committee will specify the terms of each stock appreciation right, including the number of shares of our common stock subject thereto, the vesting conditions, and the base price; provided that the base price of a stock appreciation right shall not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of a stock appreciation right shall be determined by our Compensation Committee on the date of grant, but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of our common stock, or a combination of both, at our Compensation Committee’s discretion.
Effect of Termination of Service on Options or SARs
Unless otherwise provided by our Compensation Committee at or after grant, any portion of an option or stock appreciation right that is not exercisable at the time of termination of service shall expire and automatically be forfeited on the termination date. If a participant terminates service with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period expiring (i) at such time as may be specified by our Compensation Committee at or after grant, (ii) if not specified by our Compensation Committee at or after grant, twelve months from the termination date, or (iii) if sooner, the expiration of the stated term. If a participant terminates service with us (or our affiliates) for cause (as defined in the A&R 2019 Plan) or if a participant resigns at a time that there was a cause basis for the participant’s termination, (a) all unexercised options and stock appreciation rights (whether vested or unvested) shall expire and automatically be forfeited on the termination date, and (b) any shares of our common stock in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If a participant terminates service with us (or our affiliates) for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period expiring (x) at such time as may be specified by our Compensation Committee at or after grant, (y) if not specified by our Compensation Committee at or after grant, 90 days from the termination date, or (z) if sooner, the expiration of the stated term.
Restricted Stock
A restricted stock award is a grant of shares of our common stock, which are subject to forfeiture restrictions during a restriction period. Our Compensation Committee will determine the price, if any, to be paid by the participant for each share of our common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying shares of our common stock will be forfeited to us. At the end of the restriction period, if the vesting conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote shares of restricted stock and receive dividends with respect to restricted stock, provided that our Compensation Committee may specify that any such dividends are subject to the same vesting schedule as restricted stock in respect of which the dividends are paid. Unless otherwise provided in an award agreement or determined by our Compensation Committee, upon a termination of service, a participant will forfeit any portion of the participant’s restricted stock awards that then remains subject to forfeiture restrictions.

Restricted Stock Units
An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of our Compensation Committee. Unless otherwise provided in an award agreement or determined by our Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or Other Stock Based Awards
Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. Our Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, performance goals, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our common stock, or a combination of both, at the discretion of our Compensation Committee.
Change in Control
Upon or in anticipation of a change in control (as defined in the A&R 2019 Plan), our Compensation Committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all shares of our common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the shares of our common stock subject to the option or stock appreciation right over the exercise or base price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); and/or (vii) take such other action as our Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of our Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or to earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither our Board nor our Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the A&R 2019 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the A&R 2019 Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the A&R 2019 Plan.
Miscellaneous
Generally, awards granted under the A&R 2019 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares of our common stock covered by options, stock appreciate rights or RSUs, unless and until such awards are settled in shares of our common stock of common stock.

Amendment
The A&R 2019 Plan may be amended at any time by our Board, subject to stockholder approval to the extent required by applicable law or exchange listing requirements. Under current Nasdaq rules, stockholder approval is required for “material” plan amendments, such as: (i) a material increase in the number of shares issuable under the plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) an extension of the duration of a plan; (iii) a material expansion of the class of participants eligible to participate in the plan; and (iv) an expansion in the types of awards issuable under the plan
Term of the Plan
If the A&R 2019 Plan is approved at the 2020 Annual Meeting, it will terminate on April 20, 2030.
Federal Income Tax Consequences Relating to Awards Under the A&R 2019 Plan
Certain Federal Income Tax Consequences of the A&R 2019 Plan.   The following is a brief summary of the principal federal income tax consequences of awards under the A&R 2019 Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.
Incentive Stock Option.   A participant does not recognize taxable income either at the time of grant or at the time of exercise of an incentive stock option. However, upon exercise, the difference between the fair market value of the shares and the exercise price is treated as an item of tax adjustment for purposes of the alternative minimum tax. If a participant does not dispose of shares acquired through the exercise of an incentive stock option in a “disqualifying disposition” (i.e., no disposition occurs within two years from the date of grant nor within one year from the date of exercise of that incentive stock option), then the participant will be taxed only upon the sale of such shares, and any gain then realized will be taxable as long term capital gain.
The Company will not receive any tax deduction on the exercise of an incentive stock option or, if the above holding period requirements are met, on the sale of the underlying shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction for the Company.
Nonqualified Stock Option.   If nonqualified stock options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Stock Appreciation Right.   No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received or the fair market value on the date of issuance of any shares received upon the exercise of a SAR. The Company will then generally be entitled to a congruent and contemporaneous tax deduction.
Restricted Stock.   Except as described in the following paragraph, a grant of restricted stock does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.

A participant may elect to recognize taxable ordinary income at the time restricted stock is awarded in amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the IRS and the Company within 30 days following the date of grant and must be filed with the federal income tax return for the taxable year in which such award occurs. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Any subsequent appreciation in the value of the shares will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Restricted Stock Units.   If a participant is granted a RSU, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a RSU, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will then generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Other Awards.   The payment of cash or the issuance of unrestricted shares in settlement of any other A&R 2019 Plan award will generally give rise to ordinary income, at the time of payment or issuance, equal to the amount of cash paid or the value of the shares issued. The Company will generally be entitled to a congruent and contemporaneous tax deduction. Any subsequent appreciation in the value of any shares received will be taxed at the applicable capital gains rate when the shares are sold and will not result in any deduction for the Company.
Code Section 162(m).   Section 162(m) of the Code limits a public company’s federal income tax deductions to $1,000,000 per year for compensation paid to certain current or former executive officers. Our ability to claim otherwise available tax deductions for A&R 2019 Plan awards may be limited by this law.
Excess Parachute Payments.   The issuance, vesting or settlement of A&R 2019 Plan awards in connection with a change in effective control or change in a substantial portion of our assets, when considered together with other transaction-related payments, may cause part or all of the consideration involved to be treated as “excess parachute payments” under Section 280G the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Stock Price Information
As of April 8, 2020, the closing price per share of Company’s common stock was $8.48.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted- average exercise price of outstanding options and other rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,420,942	$10.35	323,715
Equity compensation plans not approved by security holders	—	$—	—
Total	1,420,942	$10.35	323,715

(1)
Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.

A&R 2019 Plan Benefits
If the A&R 2019 Plan is approved by stockholders, awards under the A&R 2019 Plan will be determined by the Compensation Committee in its discretion, and it is therefore not possible to predict the number, name or positions of persons who will benefit from the A&R 2019 Plan or the terms of any such benefits.

Nonetheless, in accordance with SEC rules, the following table sets forth information with respect to awards made in the twelve months ended December 31, 2019 to our named executive officers, our executive officers as a group and our non-executive officer employees as a group:
Name and Position	Number of Shares Subject to Stock Options	Number of Restricted Stock Units	Dollar value ($)(1)
Antony Koblish President and CEO	261,239	—	1,840,063
Maarten Persenaire Chief Medical Officer	70,879	—	499,243
E. Skott Greenhalgh Chief Technology Officer	62,778	—	442,183
Nora Brennan Chief Financial Officer	105,022		571,761
All Ex ecutive Officers as a group (4 persons)	499,918	—	3,353,250
All Non-Employee Directors as a group (7 persons)	39,986	—	276,736
All Employees, excluding our Executive Officers, as a group (85 persons)	438,511	—	2,907,291

(1)
Reflects the grant date fair value determined in accordance with ASC 718. The assumptions made in these valuations are included in Note 8 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

Similarly, in accordance with SEC rules, the following table lists all options granted to the individuals and groups indicated below since the adoption of the 2019 Plan:
Name and Position	Number of Shares Subject to Stock Options
Antony Koblish President and CEO	261,239
Maarten Persenaire Chief Medical Officer	70,879
E. Skott Greenhalgh Chief Technology Officer	62,778
Nora Brennan Chief Financial Officer	67,841
All Executive Officers as a group (4 persons)	462,737
All current directors who are not executive officers as a group	23,993
Each nominee for election as a director (not including current directors)	—
Each associate of any such directors, executive officers or nominees	—
Each other person who received 5% of such options	215,471
All employees, including all current officers who are not executive officers, as a group	405,432
Required Vote and Recommendation of the Board of Directors for Item 3
The affirmative vote of a majority of votes cast is required to approve the A&R 2019 Plan. Abstentions and broker non-votes will have the effect of a vote against this proposal.

OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2021 Annual Meeting of Stockholders, stockholder proposals must be received by us no later than December 24, 2020. If we change the date of the 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2021 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2021 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 4, 2021 and no later than the close of business on March 6, 2021. However, if we change the date of the 2021 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
AVAILABILITY OF MATERIALS
Our 2019 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.telabio.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, TELA Bio, Inc., 1 Great Valley Parkway, Suite 24, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.envisionreports.com/TELA.

APPENDIX A
TELA BIO, INC.
AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions.   The purposes of the TELA Bio, Inc. Amended and Restated 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable TELA Bio, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b)  provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g)   “Cause” means (i) Participant’s indictment, commission of, or the entry of a plea of guilty or no contest to (A) a felony or (B) any crime (other than a felony) that causes the Company or its Affiliates public disgrace or disrepute, or adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its Affiliates, customers and suppliers, (ii) Participant’s commission of an act of gross negligence, willful misconduct, fraud, embezzlement, theft or material dishonesty with respect to the Company or any of its Affiliates, (iii) a breach of Participant’s fiduciary duty of loyalty to the Company or any of its Affiliates, (iv) alcohol abuse or use of controlled substances (other than prescription drugs taken in accordance with a physician’s prescription) by Participant, (v) material breach of any agreement with the Company or any of its Affiliates, including any restrictive covenant agreement, (vi) a material breach of any Company policy regarding employment practices, or (vii) refusal to perform the lawful directives of the Board, or if applicable, Participant’s direct report, if not cured within thirty (30) days following receipt by Participant from the Company of written notice thereof. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section  1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.
(u)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section  9 hereof.
(y)   “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(c) hereof.
(z)   “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section  2.   Administration.   The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.
The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 3(e));
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the other terms and conditions of each Award;
(e)   approve forms of agreements (including Award Agreements) for use under the Plan; and
(f)   modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to faciliate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
Section 3.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is the sum of: (i) 2,300,000 Shares and (ii) subject to prior approval by the Board in each instance, an annual increase on or about December 1, 2020 and each anniversary of such date thereafter prior to the termination of the Plan, equal to the lesser of (A) 432,442 Shares, (B) 4% of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (C) such smaller number of Shares as determined by the Board (collectively, the “Plan Limit”), all of which Shares may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $600,000.
(b)   Effect of the Expiration or Termination of Awards.   If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will again become available for grant under the Plan.
(c)   Other Adjustment.   In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(d)   Change in Control.   Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;
(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;
(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(d) to the extent that such actions would be consistent with the intended treatment of such Award under Section  409A of the Code.
(e)   Foreign Holders.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section  3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility.   Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options.   Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price.   The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b)   Option Term.   The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10  years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)   Exercisability.   Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”).The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d)   Method of Exercise.   Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(b) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A)  the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section  17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations.   In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service.   Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right.   Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 7.   Termination of Service.   Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock

Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a)   Termination by Reason of Death.   If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12  months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability.   If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause.   If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination.   If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.   Restricted Stock.
(a)   Issuance.   Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b)   Certificates.   Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)   Restrictions and Conditions.   The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units.   Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards.   Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.
Section 11.   Amendments and Termination.   Subject to any shareholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.
Section 12.   Prohibition on Repricing Programs.   Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii)  cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.
Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a)   Required Withholding.   All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b)   Election to Withhold Shares.   If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a)   Inability to Obtain Authority.   If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b)   Grants Exceeding Allotted Shares.   If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries.   The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 17.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b)   The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan.   The Plan will become effective on April [ ], 2020 (the “Effective Date”).
Section 19.   Term of Plan.   Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 21.   Governing Law.   The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.
Section 22.   Notices.   Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

TELA BIO® INC SURGICAL RECONSTRUCTION COMPANY

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2020 Annual Meeting Proxy Card

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2020 Annual Meeting Admission

2020 Annual Meeting of TELA Bio, Inc.

June 4, 2020, 10:00 AM EST

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TELA Bio, Inc.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 4, 2020

Antony Koblish & Nora Brennan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TELA Bio, Inc. to be held on June 4, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the nominees for Class I director and FOR items 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

TELA BIO® INC SURGICAL RECONSTRUCTION COMPANY

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. [X]

2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

01 - Lisa Colleran   02 - Doug Evans

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 6 0 7 3 6

03981B

We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and 2019 Annual Report to shareholders are available at www.edocumentview.com/TELA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

TELA Bio, Inc.

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 4, 2020

Antony Koblish & Nora Brennan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TELA Bio, Inc. to be held on June 4, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of the nominees for Class I director and FOR items 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)